Exhibit 32.2

MTS SYSTEMS CORPORATION

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned, Jeffrey P. Oldenkamp, the Chief Financial Officer of MTS Systems Corporation (the “Company”), has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2015 (the “Report”).

The undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 2, 2015

/s/ JEFFREY P. OLDENKAMP

Jeffrey P. Oldenkamp

Senior Vice President and Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

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